Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report on Form 10-Q of Colorado Goldfields Inc. (the “Company”) for the period ended November 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, C. Stephen Guyer, Chief Financial Officer of the Company, certify, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. STEPHEN GUYER
C. Stephen Guyer
Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)
January 11, 2010
Note: A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.